    As filed with the Securities and Exchange Commission on November _, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 ---------------

                                   SAGE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                  77-0389091
    (State of Incorporation or Organization)               (I.R.S. Employer
                                                        Identification Number)

       2460 NORTH FIRST STREET, SUITE 100
              SAN JOSE, CALIFORNIA                            95131-1023
    (Address of Principal Executive Offices)                  (Zip Code)


      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                               RELATES: 333-83665

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                                 NAME OF EACH EXCHANGE ON WHICH
    TITLE OF EACH CLASS TO BE REGISTERED         EACH CLASS IS TO BE REGISTERED
    ------------------------------------         ------------------------------
               Not Applicable                            Not Applicable


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  Common Stock
                                 $.01 Par Value


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        ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-86173, as amended) (the "Registration Statement").



        ITEM 2. EXHIBITS.

      EXHIBIT               DESCRIPTION
      -------               -----------
       1.1           Specimen of Common Stock certificate of the Registrant.
                     Incorporated herein by reference to Exhibit 4.5 to the
                     Registrant's Registration Statement.

       2.1 Certificate of Incorporation of the Registrant, as amended. Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement.

       2.2 Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2.

       2.3           Faroudja Laboratories, Inc. Investors' Rights Agreement.
                     Incorporated herein by reference to Exhibit 4.4 to the Registrant's Registration Statement.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:   November 4, 1999



                                          SAGE, INC.



                                          By: /s/ Simon Westbrook
                                              ----------------------------------
                                              Simon Westbrook
                                              Chief Financial Officer